LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated May 2, 2011 to the Loomis Sayles Small Cap Value Fund Prospectus dated

February 1, 2011, as may be revised and supplemented from time to time.

Effective June 1, 2011, Daniel G. Thelen will no longer serve as portfolio manager of the Loomis Sayles Small Cap Value Fund (the “Fund”). All references to Mr. Thelen are removed effective June 1, 2011.

Joseph R. Gatz will continue to serve as portfolio manager of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated May 2, 2011 to the Loomis Sayles Small Cap Value Fund Statement of

Additional Information dated February 1, 2011, as may be revised or supplemented from time to time.

Effective June 1, 2011, Daniel G. Thelen will no longer serve as portfolio manager of the Loomis Sayles Small Cap Value Fund (the “Fund”). All references to Mr. Thelen are removed effective June 1, 2011.

Joseph R. Gatz will continue to serve as portfolio manager of the Fund.